UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 25, 2011

ADS IN MOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53460	95-4856713
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

159 South Street Morristown, New Jersey 07960
(Address of principal executive offices)

973-984-7998
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Securities Purchase Agreement

On March 25, 2011, Ads In Motion, Inc. (the “Company”) completed a private offering (the “Offering”) with two accredited investors (the “Purchasers”) for total gross proceeds to the Company of $400,000.  Pursuant to a securities purchase agreement with the Purchasers (the “Securities Purchase Agreement”), the Company issued to the Purchasers Senior Subordinated Secured Convertible Note (the “Notes”) in the aggregate principal amount of $434,782.60 (the “Principal Amount”) which are convertible into shares of the Company’s common stock at an initial conversion price of $0.583 per share, subject to adjustment as described below (the “Conversion Price”).  The Notes include an original issue discount of 8%.  In addition, the Company issued to the Purchasers five-year warrants to purchase an aggregate of 372,883 shares of common stock at an initial exercise price of $0.67 per share (the “A Warrants”) and five-year warrants to purchase an aggregate of 372,883 shares of common stock at an initial exercise price of $0.73 per share (the “B Warrants” and together with the A Warrants, the “Warrants”).

Pursuant to the Securities Purchase Agreement, the Purchasers were also granted the following rights:

•
The right to participate in certain of the Company’s future financing transactions (“Subsequent Financings”). The Purchasers will have the right to participate in an amount of the Subsequent Financing equal to 100% of the Subsequent Financing amount, on the same terms, conditions and price provided for in the Subsequent Financing. The Company is required to provide certain notices to the Purchasers in respect of any contemplated Subsequent Financing. In order for the Purchasers to participate in such financing transactions, such Purchasers must respond to the Company’s notices in accordance with the provisions of the Securities Purchase Agreement

•
Other than with respect to certain issuances, the holders of Notes shall have the right to convert the aggregate Principal Amount of all of the Notes then outstanding plus accrued but unpaid interest into securities of the Company being issued in a Subsequent Financing at a rate equal to for each $1 of Principal Amount of the Note then outstanding plus accrued but unpaid interest surrendered $1 of new consideration offered for such securities in the Subsequent Financing.

The foregoing description of the terms of the Securities Purchase Agreement is qualified in its entirety by reference to the provisions of the Securities Purchase Agreement filed as Exhibit 10.1 to this report, which is incorporated by reference herein.

Notes

The obligations of the Company under the Notes rank junior to that certain accounts receivable financing facility and inventory financing facility with Faunus Group International, Inc., which is secured by a first priority security interest in all of the Company’s and its subsidiaries’ assets and the proceeds thereof (collectively, the “Senior Debt”). The obligations of the Company under the Notes rank senior to all other obligations of the Company for indebtedness for borrowed money or the purchase price of property other than the Senior Debt.

The Notes mature on September 25, 2012 (the “Maturity Date”). The Notes accrue interest at a rate of 12% per annum on the unpaid and unconverted Principal Amount of the Notes and such interest is payable quarterly in arrears. The first quarterly interest payment is due on May 30, 2011. Each Note is convertible, in whole or in part, into shares of common stock at the option of the holder thereof, at any time and from time to time, at the Conversion Price. The Conversion Price is subject to adjustment for certain events, including the payment of a dividend payable in capital stock of the Company, any stock split, combination, or reclassification and certain issuances of the Company’s common stock or securities convertible into or exercisable for common stock at a price per share or conversion price per share less than the then applicable Conversion Price. The Company is subject to certain penalties in the event that it fails to effectuate a conversion within three trading days after the Company’s receipt of a conversion notice.

The Company is required to make installment payments on the Notes commencing on December 1, 2011 and on the first Business Day of each calendar month thereafter until, but not including, the Maturity Date.  On each installment date, the Company must pay an amount (each, an “Installment Amount”) equal to the lesser of (x) 1/18th of the Principal Amount outstanding under the Notes as of December 1, 2011 and (y) the sum of the Principal Amount outstanding under the Notes as of such installment date and any accrued and unpaid interest and late charges as of such installment date.  On the Maturity Date, the Company is required to pay an amount in cash representing the outstanding Principal Amount, accrued and unpaid interest and accrued and unpaid late charges.

The Company may pay all or any part of such Installment Amount by redeeming such Installment Amount in cash or by delivering any combination of cash and shares of its common stock.  However, the Company may not deliver shares of its common stock as payment of all or any portion of an Installment Amount if there is an “Equity Conditions Failure” (as defined in the Notes) as of the applicable installment date or date on which the Company notifies the holders of the Notes that it has elected to deliver shares of its common stock as payment of the applicable Installment Amount.

The Company is prohibited from entering into or becoming party to a “Fundamental Transaction” (as defined in the Notes) unless (i) the successor entity assumes in writing all of the obligations of the Company under the Notes and the other transaction documents and (ii) the successor entity (including its parent entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on The New York Stock Exchange, the NYSE Amex, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the Over The Counter Bulletin Board.

In the event of a “Change In Control” (as defined in the Notes), the holders of the Notes may require the Company to redeem the outstanding Principal Amount, plus all accrued and unpaid interest and late charges in cash at a price equal to the greater of:

•	the product of (y) 125% multiplied by (z) the amount being redeemed,
•
the product of (y) 125% multiplied by (z) the product of (A) the amount being redeemed multiplied by (B) the quotient determined by dividing (I) the greatest closing sale price of the Company’s common stock during the period beginning on the date immediately preceding the earlier to occur of (1) the consummation of the Change of Control and (2) the public announcement of such Change of Control and ending on the date on which the holders notify the company  by (II) the Conversion Price then in effect

•
the product of (y) 125% multiplied by (z) the product of (A) the amount being redeemed multiplied by (B) the quotient of (I) the aggregate cash consideration and the aggregate cash value of any non-cash consideration per share of common stock to be paid to the holders of the shares of Common Stock upon consummation of such Change of Control divided by (II) the Conversion Price.

If at any time the closing sale price of the Company’s common stock exceeds the “Conversion Rate” (as defined in the Notes) by 200% for thirty (30) consecutive days, and (ii) no “Equity Conditions Failure” (as defined in the Notes) then exists, the Company shall have the right to redeem all or any portion of the Conversion Amount then remaining under the Notes in cash at a price equal to 130% of the amount being redeemed.

As long as any portion of any of the Notes remains outstanding, unless consented to by the holders of a majority of the Principal Amount, the Company may not, other than with respect to certain permitted indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money, other than certain permitted liens, enter into, create, incur, assume or suffer to exist any liens of any kind, repay, repurchase or otherwise acquire more than a de minimis number of shares of its common stock or securities convertible into or exercisable for shares of common stock (subject to certain exceptions), repay, repurchase or otherwise acquire any indebtedness, other than with respect to permitted indebtedness or the Notes.

Upon the occurrence of an “Event of Default” (as defined in the Notes) the Note holders may require the Company to redeem (regardless of whether such Event of Default has been cured) all or any portion of the Notes at a price equal to the greater of

•	the product of (A) the amount to be redeemed multiplied by (B) the “Redemption Premium” (as defined in the Notes) and
•
the product of (X) the Conversion Rate with respect to the amount to be converted multiplied by (Y) the product of (1) the Redemption Premium multiplied by (2) the greatest closing sale price of the common stock on any trading day during the period commencing on the date immediately preceding such Event of Default and ending on the date the Company makes the entire payment required to be made.

Until the earlier of such time as the event of default has been cured, the interest rate on the Notes shall accrue at an interest rate equal to 18% per annum.  In addition, for each 90 day period during which an event of default has occurred and is continuing, each Note holder will be entitled to receive warrants in an amount equal to 25% of the original Warrants on substantially the same terms as the B Warrant.

As described below, the Notes will be secured by a second lien position on the assets of the Company and its subsidiaries.

The foregoing description of the terms of the Notes is qualified in its entirety by reference to the provisions of the form of Note filed as Exhibit 10.2 to this report, which is incorporated by reference herein.

Warrants

The A Warrants are exercisable for an aggregate of 372,883 shares of the Company’s common stock and the B Warrants are exercisable for an aggregate of 372,883 shares of the Company’s common stock. The Warrants are exercisable for a period of five years from the original issue date. The exercise price with respect to the A Warrants is $0.67 and $0.73 with respect to the B Warrants. The exercise price for both warrants is subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate change and dilutive issuances. From and after such time as the shares of common stock underlying the Warrants may initially be sold pursuant to Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), and, if at the time of exercise, a registration statement covering the shares of common stock underlying the Warrants is not effective, the Warrants may be exercised on a cashless basis.

The foregoing description of the terms of the Warrants is qualified in its entirety by reference to the provisions of the form of A Warrant and form of B Warrant filed as Exhibits 10.3 and 10.4 to this report, respectively, which are incorporated by reference herein.

Registration Rights Agreement

In connection with the sale of the Notes and Warrants, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) on March 25, 2011 with the Purchasers pursuant to which it agreed to register 130% of all of the shares of common stock underlying the Notes and the Warrants (the “Registrable Securities”) on a Form S-1 registration statement (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “Commission”) within 60 calendar days following the closing date of the Offering and to use the Company’s best efforts to cause the Registration Statement to be declared effective under the Securities Act, as promptly as possible, but in no event later than 180 days following the closing of the Offering.  In the event of a “Filing Failure,” “Effectiveness Failure,” “Maintenance Failure” or “Current Public Information Failure” (each as defined in the Registration Rights Agreement), the Company shall pay to each holder an amount in cash equal to one percent (1%) of such holder’s original Principal Amount as of on the closing date (1) on the date of such Filing Failure, Effectiveness Failure, Maintenance Failure or Current Public Information Failure, as applicable, (provided, however, there shall be only one payment of any such amount if there exists multiple failures at the same time), and (2) on every thirty (30) day anniversary of (I) a Filing Failure until such Filing Failure is cured; (II) an Effectiveness Failure until such Effectiveness Failure is cured; (III) a Maintenance Failure until such Maintenance Failure is cured; and (IV) a Current Public Information Failure until the earlier of (i) the date such Current Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144 (in each case, pro rated for periods totaling less than thirty (30) days) (provided, however, there shall be only one payment of any such amount per each thirty (30) day period if there exists multiple failures at the same time).

The foregoing description of the terms of the Registration Rights Agreement is qualified in its entirety by reference to the provisions of the Registration Rights Agreement filed as Exhibit 10.5 to this report, which is incorporated by reference herein.

Security Agreement

Pursuant to the terms of Securities Purchase Agreement, the Company anticipates that it and its subsidiaries will enter into a security agreement (the “Security Agreement”) granting the Purchasers a second lien security interest in the Company’s and its subsidiaries’ assets as collateral for the obligations under the Securities Purchase Agreement, the Notes and other transaction documents.  A collateral agent (the “Collateral Agent”) is expected to be appointed as an agent of the Purchasers to manage the collateral and act on behalf the Purchasers with respect to such collateral.

Collateral Security Agreement

Pursuant to the terms of Securities Purchase Agreement, the Company anticipates that it and its subsidiaries will enter into a collateral agency agreement (the “Collateral Agency Agreement”) with the Collateral Agent pursuant to which the Collateral Agent will hold and manage the collateral pledged as security for the Notes.  The Collateral Agency Agreement is expected to set forth the obligations, powers and duties of the Collateral Agent.

Guaranty

Pursuant to the terms of Securities Purchase Agreement, the Company anticipates that its subsidiaries will enter into a guaranty (the “Guaranty”) in favor of the Collateral Agent pursuant to which the Company’s subsidiaries will guaranty the obligations of the Company under the Securities Purchase Agreement, the Notes and other transaction documents.

Pledge Agreement

Pursuant to the terms of Securities Purchase Agreement, the Company anticipates that Jordan Glatt, its President and Chief Executive Officer and principal stockholder, will enter into a pledge agreement (the “Pledge Agreement”) in favor of the Collateral Agent pursuant to which Mr. Glatt will pledge a first priority security interest in all of the shares of common stock owned by Mr. Glatt as security for the prompt payment in full when due and performance of all obligations in connection with the Securities Purchase Agreement, Notes and the other transaction documents.

Previous Purchasers

As disclosed in the Company’s Current Report on Form 8-K filed with the Commission on February 14, 2011, the Company entered into a Securities Purchase Agreement (the “Original SPA”) with a group of accredited investors (the “Original Purchasers”) on February 8, 2011 pursuant to which the Company issued 8% Original Issue Discount Convertible Debentures (the “Original Debentures”) in the aggregate principal amount of $1,585,000 which are convertible into shares of the Company’s common stock at an initial conversion price of $0.583 per share and five-year warrants to purchase an aggregate of 1,359,346 shares of common stock at an initial exercise price of $0.67 per share (the “Original A Warrants”) and five-year warrants to purchase an aggregate of 1,359,346 shares of common stock at an initial exercise price of $0.73 per share (the “Original B Warrants” and together with the Original A Warrants, the “Original Warrants”).  In addition, the Company entered into a Registration Rights Agreement and Security Agreement with the Original Purchasers and Jordan Glatt entered into an Unconditional Guaranty and Securities Escrow Agreement pursuant to which he pledged his shares in favor of the Original Investors as security for the Company’s performance under the Original Debentures (collectively, such agreements together with the Original SPA, the Original Debentures and the Original Warrants, the “Original Transaction Documents”).

Pursuant to the terms of Securities Purchase Agreement, the Original Investors are anticipated to become parties to the Securities Purchase Agreement, the Registration Rights Agreement and Collateral Agency Agreement.  Pursuant to the Securities Purchase Agreement, and in connection with such Original Investors becoming parties thereto, the Original Investors are anticipated to exchange the Original Debentures for new Notes in the same principal amount as such Original Investors subscribed for pursuant to the Original SPA.  In addition, the Original Investors are anticipated to exchange the Original A Warrants and the Original B Warrants for new A Warrants and new B Warrants exercisable for the same number of shares of common stock as the Original Warrants.  Upon consummation of the foregoing, the Original Debentures and Original Warrants will be deemed to be cancelled and the Original Transaction Documents will be of no further force and effect.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information pertaining to the sale of the Notes in Item 1.01 is incorporated herein by reference in its entirety in response to this Item 2.03.

TEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The information contained in Item 1.01 is incorporated herein by reference in its entirety in response to this Item 3.02.

The sale of the Notes and the Warrants (and the underlying shares) were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D (“Regulation D”) promulgated under the Securities Act.  The Company made this determination based on the representations of the Purchasers which included, in pertinent part, that such Purchasers were either (a) “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, or (b) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and upon such further representations from the Purchasers that (i) such Purchaser is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (ii) the Purchaser agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) the Purchaser has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, (iv) the Purchaser had access to all of the Company’s documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which the Company possessed or was able to acquire without unreasonable effort and expense, and (v) the Purchaser has no need for the liquidity in its investment in us and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits

Exhibit Number	Description
10.1	Securities Purchase Agreement dated March 25, 2011
10.2	Form of Senior Subordinated Secured Convertible Note
10.3	Form of A Warrant
10.4	Form of B Warrant
10.5	Registration Rights Agreement dated March 25, 2011

FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “seeks,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements are only predictions and reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements.  Such statements may include, but are not limited to, information related to the Company’s expected execution of definitive written agreements with respect to the Security Agreement, Collateral Agency Agreement, Guaranty and Pledge Agreement as well as the Company’s expectation that the Original Purchasers will exchange the Original Debentures and Original Warrants for new Notes and Warrants and the termination of the Original Transaction Documents.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference herein and have filed as exhibits to this report completely and with the understanding that our actual future results and events may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2011
ADS IN MOTION, INC.

By:	/s/ Jordan Glatt
Jordan Glatt
President and Chief Executive Officer